Exhibit 99.1

FULTON FINANCIAL
CORPORATION

FOR IMMEDIATE RELEASE
Media Contact: Lacey Dean (717) 735-8688
Investor Contact: Matt Jozwiak (717) 327-2657

Fulton Financial Corporation Announces Fourth Quarter and 2022 Results

(January 17, 2023) – Lancaster, PA – Fulton Financial Corporation (NASDAQ:FULT) (“Fulton” or the “Corporation”) reported net income available to common shareholders of $79.3 million, or $0.47 per diluted share, for the fourth quarter of 2022, an increase of $11.0 million, or 16.0%, in comparison to the third quarter of 2022. The Corporation reported net income available to common shareholders of $276.7 million, or $1.67 per diluted share, for the year ended December 31, 2022, an increase of $11.5 million or 4.3%, in comparison to the year ended December 31, 2021. The results for the third and fourth quarters of 2022 include the impact of the consummation of the acquisition by the Corporation of Prudential Bancorp, Inc. ("Prudential Bancorp") on July 1, 2022.

“2022 was a record year for Fulton, as we continued to execute on our strategy to Grow the bank, Deliver effectively for customers, Operate with excellence, and Serve our stakeholders,” said Curtis J. Myers, Chairman and CEO of Fulton Financial Corporation. "I’m very proud of our team's results, especially given the large number of strategic initiatives, we tackled, including the Prudential Bancorp acquisition - our first whole-bank acquisition in over a decade. Coming out of 2022, we are well positioned for continued success in 2023."

Operating net income available to common shareholders was $81.2 million, or $0.48 per diluted share, for the fourth quarter of 2022, calculated as shown below.

Three months ended
(in thousands except per share data)	December 31, 2022

Net income available to common shareholders	$79,271
Plus: Core deposit intangible amortization	514
Plus: Merger-related expenses	1,894
Less: Tax impact of adjustments	(506)
Operating net income available to common shareholders (numerator)	$81,173

Weighted average shares (diluted) (denominator)	169,136

Operating net income available to common shareholders per share (diluted)(1)	$0.48
(1) Non-GAAP financial measure.

Net Interest Income and Balance Sheet

Net interest income for the fourth quarter of 2022 was $225.9 million, an increase of $10.3 million in comparison to the third quarter of 2022. The net interest margin for the fourth quarter of 2022 increased 15 basis points, to 3.69%, in comparison to 3.54% in the third quarter of 2022.

The linked-quarter increase in net interest income was primarily due to rising interest rates resulting in increases in interest income from net loans of $33.8 million. An increase in the average balances for net loans of $440.7 million also contributed to the increase in interest income. Interest expense from interest-bearing liabilities for the fourth quarter of 2022 increased by $23.8 million to $41.9 million in comparison to $18.1 million in the third quarter of 2022 primarily due to rising interest rates resulting in increases in interest expense from interest-bearing deposits and borrowings of $12.3 million and $11.5 million, respectively. An increase in the average balance for borrowings of $666.2 million in the fourth quarter of 2022 in comparison to the third quarter of 2022 also contributed to the increase in interest expense.

For the fourth quarter of 2022, net interest income was $225.9 million, an increase of $60.3 million, or 36.4%, in comparison to the fourth quarter of 2021 primarily driven by rising interest rates resulting in increases in interest income from net loans, investment securities and other interest-earning assets of $81.6 million, $5.0 million and $3.5 million, respectively. Increases in the average balances for net loans and investment securities of $1,784.0 million and $408.4 million, respectively, driven in part by the Prudential Bancorp acquisition, also contributed to the increase in interest income. Interest expense from interest-bearing liabilities for the fourth quarter of 2022 increased by $29.8 million to $41.9 million in comparison to $12.1 million in the fourth quarter of 2021 primarily driven by rising interest rates resulting in increases in interest expense from interest-bearing deposits and borrowings of $16.5 million and $13.3 million, respectively. An increase in the average balance for borrowings of $928.4 million in the fourth quarter of 2022 in comparison to the fourth quarter of 2021 also contributed to the increase in interest expense.

Total average interest-earning assets for the fourth quarter of 2022 was $24.8 billion, an increase of $99.2 million from the third quarter of 2022 primarily driven by the aforementioned increases in average net loans of $440.7 million, partially offset by decreases in average investment securities and average other interest-earning assets of $169.8 million and $171.9 million, respectively.

Total average interest-earning assets for the fourth quarter of 2022 increased by $516.9 million from the fourth quarter of 2021 driven in part by the Prudential Bancorp acquisition. Average net loans for the fourth quarter of 2022 were $20.0 billion, an increase of $1.8 billion from the same period in 2021. Included in average net loans for the fourth quarter of 2022 were Paycheck Protection Program ("PPP") loans with an average balance of $25.5 million, a decrease of $409.5 million from the fourth quarter of 2021. Compared to the fourth quarter of 2021, average other interest-earning assets decreased $1,649.6 million and average investment securities increased $408.4 million.

Total average interest-bearing liabilities increased $130.7 million, to $15.7 billion, in the fourth quarter of 2022 in comparison to $15.6 billion in the third quarter of 2022 driven by an increase in the average balance for borrowings of $666.2 million, partially offset by a decrease in the average balance for total interest-bearing deposits of $535.4 million.

Total average interest-bearing liabilities for the fourth quarter of 2022 increased $285.0 million in comparison to $15.5 billion in the fourth quarter of 2021, driven by an increase in the average balance for borrowings of $928.4 million, partially offset by a decrease in the average balance for total interest-bearing deposits of $643.5 million.

Asset Quality

In the fourth quarter of 2022, a provision for credit losses of $14.5 million was recorded in comparison to a provision for credit losses of $19.0 million in the third quarter of 2022, and a negative provision for credit losses of $5.0 million in the fourth quarter of 2021. Included in the third quarter of 2022 provision for credit losses was a CECL Day 1 provision for credit losses of $8.0 million for the acquired Prudential Bancorp loan portfolio. Excluding the CECL Day 1 Provision, the third quarter of 2022 provision for credit losses was $11.0 million. Excluding the CECL Day 1 Provision, the linked-quarter increase in the provision for credit losses of $3.5 million was primarily due to loan growth and changes to the macroeconomic outlook.

Non-performing assets were $177.7 million, or 0.66% of total assets, at December 31, 2022, in comparison to $198.6 million, or 0.76% at September 30, 2022, and $153.9 million, or 0.60% of total assets, at December 31, 2021.

Net charge-offs for the fourth quarter of 2022 were 0.23% of total average loans in comparison to 0.01% and 0.07% in the third quarter of 2022 and the fourth quarter of 2021, respectively. Net charge-offs of

$11.7 million for the fourth quarter of 2022 were primarily due to a charge-off for a commercial office loan due to credit-related concerns.

Non-interest Income

Non-interest income before investment securities gains in the fourth quarter of 2022 was $54.3 million, a decrease of $4.9 million, or 8.3%, from the third quarter of 2022. The decrease in non-interest income was driven primarily by decreases in mortgage banking income, commercial customer swap fees, reflected in capital markets, overdraft fees and cash management fees of $1.6 million, $1.3 million, $1.1 million and $0.7 million, respectively.

Compared to the fourth quarter of 2021, non-interest income before investment securities gains in the fourth quarter of 2022 decreased $9.6 million, or 15.0%, from $63.9 million. The decrease in non-interest income was primarily due to decreases of $5.1 million in mortgage banking income, $3.8 million in other income, primarily due to a decline from equity method investments of $4.1 million, and $0.8 million in wealth management revenues.

Non-interest Expense

Non-interest expense, excluding merger-related expenses of $1.9 million, was $166.6 million in the fourth quarter of 2022, an increase of $4.0 million, or 2.5%, compared to $162.6 million, excluding merger-related expenses of $7.0 million, in the third quarter of 2022. The increase was primarily due to increases of $1.5 million in other outside services expense, $0.6 million in professional fees, $0.5 million in marketing expense, and $1.6 million for a contingent liability, $0.8 million for branch-related closures and $0.6 million in fraud-related losses which are reflected in other non-interest expenses, partially offset by a $1.6 million decrease in salaries and employee benefits expense.
Compared to the fourth quarter of 2021, non-interest expense, excluding merger-related expenses of $1.9 million, increased $12.5 million, or 8.1%, in the fourth quarter of 2022 primarily due to increases of $7.2 million in salaries and employee benefits expense, $1.2 million in other outside services expense, $1.0 million in professional fees, $0.9 million in marketing expense, $0.8 million in data processing and software expense, $0.5 million in intangible asset amortization expense related to the acquisition of Prudential Bancorp, and $0.8 million for branch-related closures reflected in other non-interest expense.

Income Tax Expense

For the full-year 2022, the effective tax rate was 17.3%, in comparison to 17.6% for the full-year of 2021.

Additional information on Fulton is available on the Internet at www.fultonbank.com.

Safe Harbor Statement

This press release may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission (the "SEC") and are or will be available in the Investor Relations section of the Corporation's website (www.fultonbank.com) and on the SEC's website (www.sec.gov).

Non-GAAP Financial Measures

The Corporation uses certain financial measures in this press release that have been derived from methods other than generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures in tables at the end of this press release.

FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
in thousands, except share data, per-share data and percentages
	Three months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2022	2022	2022	2022	2021
Ending Balances
Investments	$3,968,023	$3,936,694	$4,117,801	$4,288,674	$4,167,774
Net loans	20,279,547	19,695,199	18,920,950	18,476,119	18,325,350
Total assets	26,931,702	26,146,042	25,252,686	25,598,310	25,796,398
Deposits	20,649,538	21,376,554	21,143,866	21,541,174	21,573,499
Shareholders' equity	2,579,757	2,471,159	2,471,093	2,569,535	2,712,680

Average Balances
Investments	$3,936,579	$4,254,216	$4,216,507	$4,228,827	$3,980,045
Net loans	20,004,513	19,563,825	18,637,175	18,383,118	18,220,550
Total assets	26,386,355	26,357,095	25,578,432	25,622,462	26,136,536
Deposits	21,027,656	21,788,052	21,523,713	21,480,183	21,876,938
Shareholders' equity	2,489,148	2,604,057	2,531,346	2,688,834	2,713,198

Income Statement
Net interest income	$225,911	$215,582	$178,831	$161,310	$165,613
Provision for credit losses	14,513	18,958	1,500	(6,950)	(5,000)
Non-interest income	54,321	59,162	58,391	55,256	63,881
Non-interest expense	168,462	169,558	149,730	145,978	154,019
Income before taxes	97,257	86,228	85,992	77,538	80,475
Net income available to common shareholders	79,271	68,309	67,427	61,726	59,325
Pre-provision net revenue(1)	115,049	113,631	89,384	71,842	77,837

Per Share
Net income available to common shareholders (basic)	$0.47	$0.41	$0.42	$0.38	$0.37
Net income available to common shareholders (diluted)	$0.47	$0.40	$0.42	$0.38	$0.37
Operating net income available to common shareholders(1)	$0.48	$0.48	$0.42	$0.38	$0.37
Cash dividends	$0.21	$0.15	$0.15	$0.15	$0.22
Common shareholders' equity	$14.24	$13.61	$14.15	$14.79	$15.70
Common shareholders' equity (tangible)(1)	$10.90	$10.26	$10.81	$11.44	$12.35
Weighted average shares (basic)	167,504	167,353	160,920	160,588	161,210
Weighted average shares (diluted)	169,136	168,781	162,075	161,911	162,355

(1) Non-GAAP financial measure. Refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this press release.

	Three months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2022	2022	2022	2022	2021
Asset Quality
Net (recoveries) charge offs to average loans	0.23%	0.01%	(0.08)%	(0.02)%	0.07%
Non-performing loans to total loans	0.85%	0.98%	0.92%	0.87%	0.83%
Non-performing assets to total assets	0.66%	0.76%	0.71%	0.64%	0.60%
ACL - loans(1) to total loans	1.33%	1.35%	1.31%	1.32%	1.36%
ACL - loans(1) to non-performing loans	157%	138%	143%	151%	164%

Asset Quality, excluding PPP(2)(3)
Net (recoveries) charge offs to adjusted average loans	0.23%	0.01%	(0.08)%	(0.02)%	0.07%
Non-performing loans to total adjusted loans	0.85%	0.98%	0.92%	0.88%	0.84%
ACL - loans(1) to total adjusted loans	1.33%	1.36%	1.32%	1.33%	1.38%

Profitability
Return on average assets	1.23%	1.07%	1.10%	1.02%	0.94%
Operating return on average assets(2)	1.26%	1.25%	1.11%	1.02%	0.94%
Return on average common shareholders' equity	13.70%	11.24%	11.57%	10.03%	9.34%
Return on average common shareholders' equity (tangible)(2)	18.59%	17.31%	15.23%	12.88%	11.89%
Net interest margin	3.69%	3.54%	3.04%	2.78%	2.77%
Efficiency ratio(2)	58.1%	57.8%	61.4%	65.8%	65.2%
Non-interest expenses to total average assets	2.53%	2.55%	2.35%	2.31%	2.34%
Operating non-interest expenses to total average assets(2)	2.48%	2.43%	2.32%	2.29%	2.30%

Capital Ratios
Tangible common equity ratio ("TCE")(2)	6.9%	6.7%	7.0%	7.3%	7.8%
TCE ratio, (excluding AOCI)(2)(5)	8.2%	8.3%	8.2%	7.9%	7.8%
Tier 1 leverage ratio(4)	9.4%	9.2%	9.1%	8.9%	8.6%
Common equity Tier 1 capital ratio(4)	10.0%	10.0%	9.9%	10.0%	9.9%
Tier 1 risk-based capital ratio(4)	10.8%	10.9%	10.8%	10.9%	10.9%
Total risk-based capital ratio(4)	13.5%	13.6%	13.7%	13.8%	14.1%

(1) "ACL - loans" relates to the allowance for credit losses ("ACL") specifically on "Net Loans" and does not include the ACL related to off-balance-sheet ("OBS") credit exposures.
(2) Non-GAAP financial measure. Refer to the calculation on the page titled "Reconciliation of Non-GAAP Measures" at the end of this press release.
(3) Asset quality information excluding PPP loans.
(4) Regulatory capital ratios as of December 31, 2022 are preliminary and prior periods are actual.
(5) Tangible common equity ("TCE") ratio, excluding accumulated other comprehensive income ("AOCI")

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2022	2022	2022	2022	2021	2022	2021
ASSETS
Cash and due from banks	$126,898	$143,465	$158,605	$161,462	$172,276	(11.5)%	(26.3)%
Other interest-earning assets	685,209	467,164	383,715	1,054,232	1,523,973	46.7%	(55.0)%
Loans held for sale	7,264	14,411	17,528	27,675	35,768	(49.6)%	(79.7)%
Investment securities	3,968,023	3,936,694	4,117,801	4,288,674	4,167,774	0.8%	(4.8)%
Net loans	20,279,547	19,695,199	18,920,950	18,476,119	18,325,350	3.0%	10.7%
Less: ACL - loans(1)	(269,366)	(266,838)	(248,564)	(243,705)	(249,001)	(0.9)%	(8.2)%
Loans, net	20,010,181	19,428,361	18,672,386	18,232,414	18,076,349	3.0%	10.7%
Net, premises and equipment	225,141	221,496	211,639	218,257	220,357	1.6%	2.2%
Accrued interest receivable	91,579	72,821	64,457	55,102	57,451	25.8%	59.4%
Goodwill and intangible assets	560,824	561,495	537,700	537,877	538,053	(0.1)%	4.2%
Other assets	1,256,583	1,300,135	1,088,855	1,022,617	1,004,397	(3.3)%	25.1%
Total Assets	$26,931,702	$26,146,042	$25,252,686	$25,598,310	$25,796,398	3.0%	4.4%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$20,649,538	$21,376,554	$21,143,866	$21,541,174	$21,573,499	(3.4)%	(4.3)%
Borrowings	2,871,207	1,424,681	1,013,315	1,008,934	1,038,109	101.5%	N/M
Other liabilities	831,200	873,648	624,412	478,667	472,110	(4.9)%	76.1%
Total Liabilities	24,351,945	23,674,883	22,781,593	23,028,775	23,083,718	2.9%	5.5%
Shareholders' equity	2,579,757	2,471,159	2,471,093	2,569,535	2,712,680	4.4%	(4.9)%
Total Liabilities and Shareholders' Equity	$26,931,702	$26,146,042	$25,252,686	$25,598,310	$25,796,398	3.0%	4.4%

LOANS, DEPOSITS AND BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$7,693,835	$7,554,509	$7,417,036	$7,289,376	$7,279,080	1.8%	5.7%
Commercial and industrial	4,452,606	4,208,775	4,098,552	3,992,285	3,906,791	5.8%	14.0%
Real estate - residential mortgage	4,737,279	4,574,228	4,203,827	3,946,741	3,846,750	3.6%	23.2%
Real estate - home equity	1,102,838	1,110,103	1,108,808	1,098,171	1,118,248	(0.7)%	(1.4)%
Real estate - construction	1,269,925	1,273,097	1,177,446	1,210,340	1,139,779	(0.2)%	11.4%
Consumer	699,179	633,666	538,747	481,551	464,657	10.3%	50.5%
Equipment lease financing	260,143	255,060	254,897	253,521	236,344	2.0%	10.1%
Other(2)	43,344	53,671	49,214	39,857	32,448	(19.2)%	33.6%
Net loans before PPP	20,259,149	19,663,109	18,848,527	18,311,842	18,024,097	3.0%	12.4%
PPP	20,398	32,090	72,423	164,277	301,253	(36.4)%	(93.2)%
Total Net Loans	$20,279,547	$19,695,199	$18,920,950	$18,476,119	$18,325,350	3.0%	10.7%
Deposits, by type:
Noninterest-bearing demand	$7,006,388	$7,372,896	$7,530,777	$7,528,391	$7,370,963	(5.0)%	(4.9)%
Interest-bearing demand	5,410,903	5,676,600	5,403,805	5,625,286	5,819,539	(4.7)%	(7.0)%
Savings	6,434,621	6,563,003	6,406,051	6,479,196	6,403,995	(2.0)%	0.5%
Total demand and savings	18,851,912	19,612,499	19,340,633	19,632,873	19,594,497	(3.9)%	(3.8)%
Brokered	208,416	226,883	243,172	248,833	251,526	(8.1)%	(17.1)%
Time	1,589,210	1,537,172	1,560,061	1,659,468	1,727,476	3.4%	(8.0)%
Total Deposits	$20,649,538	$21,376,554	$21,143,866	$21,541,174	$21,573,499	(3.4)%	(4.3)%
Borrowings, by type:
Federal funds purchased	$191,000	$136,000	$20,000	$—	$—	40.4%	N/M
Federal Home Loan Bank advances	1,250,000	265,500	—	—	—	N/M	N/M
Senior debt and subordinated debt	539,634	539,461	555,748	555,594	620,406	—%	(13.0)%
Other borrowings	890,573	483,720	437,567	453,340	417,703	84.1%	113.2%
Total Borrowings	$2,871,207	$1,424,681	$1,013,315	$1,008,934	$1,038,109	101.5%	N/M

N/M - Not meaningful
(1) "ACL - loans" relates to the ACL specifically on "Net Loans" and does not include the ACL related to OBS credit exposures.
(2) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands, except per share
	Three Months Ended					% Change from		Year Ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31	Dec 31
	2022	2022	2022	2022	2021	2022	2021	2022	2021	% Change
Interest Income:
Interest income	$267,847	$233,691	$190,299	$173,001	$177,724	14.6%	50.7%	$864,838	$723,412	19.5%
Interest expense	41,936	18,109	11,468	11,691	12,111	131.6%	N/M	83,204	59,682	39.4%
Net Interest Income	225,911	215,582	178,831	161,310	165,613	4.8%	36.4%	781,634	663,730	17.8%
Provision for credit losses	14,513	18,958	1,500	(6,950)	(5,000)	(23.4)%	N/M	28,021	(14,600)	N/M
Net Interest Income after Provision	211,398	196,624	177,331	168,260	170,613	7.5%	23.9%	753,613	678,330	11.1%
Non-Interest Income:
Commercial banking:
Merchant and card	7,223	7,601	7,355	6,097	6,588	(5.0)%	9.6%	28,276	26,121	8.3%
Cash management	5,756	6,483	6,062	5,428	5,318	(11.2)%	8.2%	23,729	20,865	13.7%
Capital markets	2,627	4,060	3,893	1,676	2,982	(35.3)%	(11.9)%	12,256	9,381	30.6%
Other commercial banking	2,998	2,664	3,049	2,807	3,592	12.5%	(16.5)%	11,518	12,322	(6.5)%
Total commercial banking	18,604	20,808	20,359	16,008	18,480	(10.6)%	0.7%	75,779	68,689	10.3%
Consumer banking:
Card	6,331	6,278	6,067	5,796	5,953	0.8%	6.3%	24,472	23,505	4.1%
Overdraft	3,364	4,463	3,881	3,772	3,896	(24.6)%	(13.7)%	15,480	12,844	20.5%
Other consumer banking	2,380	2,534	2,524	2,106	2,280	(6.1)%	4.4%	9,544	9,195	3.8%
Total consumer banking	12,075	13,275	12,472	11,674	12,129	(9.0)%	(0.4)%	49,496	45,544	8.7%
Wealth management	17,531	17,610	18,274	19,428	18,285	(0.4)%	(4.1)%	72,843	71,798	1.5%
Mortgage banking	2,140	3,720	3,768	4,576	7,243	(42.5)%	(70.5)%	14,204	33,576	(57.7)%
Other	3,972	3,802	3,510	3,551	7,739	4.5%	(48.7)%	14,835	20,622	(28.1)%
Non-interest income before investment securities gains (losses)	54,322	59,215	58,383	55,237	63,876	(8.3)%	(15.0)%	227,157	240,229	(5.4)%
Investment securities gains (losses), net	(1)	(53)	8	19	5	98.1%	(120.0)%	(27)	33,516	(100.1)%
Total Non-Interest Income	54,321	59,162	58,391	55,256	63,881	(8.2)%	(15.0)%	227,130	273,745	(17.0)%
Non-Interest Expense:
Salaries and employee benefits	92,733	94,283	85,404	84,464	85,506	(1.6)%	8.5%	356,884	329,138	8.4%
Data processing and software	15,448	15,807	14,685	14,315	14,612	(2.3)%	5.7%	60,255	56,440	6.8%
Net occupancy	14,061	14,025	13,587	14,522	14,366	0.3%	(2.1)%	56,195	53,799	4.5%
Other outside services	10,860	9,361	8,764	8,167	9,637	16.0%	12.7%	37,152	34,194	8.7%
Equipment	3,640	3,548	3,422	3,423	3,539	2.6%	2.9%	14,033	13,807	1.6%
FDIC insurance	3,219	3,158	2,961	3,209	3,032	1.9%	6.2%	12,547	10,665	17.6%
Professional fees	2,945	2,373	2,013	1,792	1,946	24.1%	51.3%	9,123	9,647	(5.4)%
Marketing	2,380	1,859	1,326	1,320	1,477	28.0%	61.1%	6,885	5,275	30.5%
Intangible amortization	688	690	177	176	146	(0.3)%	N/M	1,731	589	N/M
Debt extinguishment	—	—	—	—	674	N/M	N/M	—	33,249	(100.0)%
Merger-related expenses	1,894	7,006	1,027	401	—	(73.0)%	N/M	10,328	—	N/M
Other	20,594	17,448	16,364	14,189	19,084	18.0%	7.9%	68,595	71,027	(3.4)%
Total Non-Interest Expense	168,462	169,558	149,730	145,978	154,019	(0.6)%	9.4%	633,728	617,830	2.6%
Income Before Income Taxes	97,257	86,228	85,992	77,538	80,475	12.8%	20.9%	347,015	334,245	3.8%
Income tax expense	15,424	15,357	16,003	13,250	18,588	0.4%	(17.0)%	60,034	58,748	2.2%
Net Income	81,833	70,871	69,989	64,288	61,887	15.5%	32.2%	286,981	275,497	4.2%
Preferred stock dividends	(2,562)	(2,562)	(2,562)	(2,562)	(2,562)	—%	—%	(10,248)	(10,277)	0.3%
Net Income Available to Common Shareholders	$79,271	$68,309	$67,427	$61,726	$59,325	16.0%	33.6%	$276,733	$265,220	4.3%

	Three Months Ended					% Change from		Year Ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31	Dec 31
	2022	2022	2022	2022	2021	2022	2021	2022	2021	% Change
PER SHARE:
Net income available to common shareholders:
Basic	$0.47	$0.41	$0.42	$0.38	$0.37	14.6%	27.0%	$1.69	$1.63	3.7%
Diluted	$0.47	$0.40	$0.42	$0.38	$0.37	17.5%	27.0%	$1.67	$1.62	3.1%
Cash dividends	$0.21	$0.15	$0.15	$0.15	$0.22	40.0%	(4.5)%	$0.66	$0.64	3.1%

Weighted average shares (basic)	167,504	167,353	160,920	160,588	161,210	0.1%	3.9%	164,119	162,233	1.2%
Weighted average shares (diluted)	169,136	168,781	162,075	161,911	162,355	0.2%	4.2%	165,472	163,307	1.3%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three months ended
	December 31, 2022			September 30, 2022			December 31, 2021
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest(1)	Rate	Balance	Interest(1)	Rate	Balance	Interest(1)	Rate
ASSETS

Interest-earning assets:
Net loans	$20,004,513	$241,453	4.80%	$19,563,825	$207,343	4.21%	$18,220,550	$159,057	3.47%
Investment securities	4,330,635	27,781	2.56%	4,500,461	28,022	2.49%	3,922,197	22,424	2.29%
Loans held for sale	9,264	171	7.39%	9,098	194	8.51%	35,235	333	3.77%
Other interest-earning assets	450,818	2,752	2.43%	622,673	2,103	1.34%	2,100,392	(905)	(0.19)%
Total Interest-Earning Assets	24,795,230	272,157	4.36%	24,696,057	237,662	3.83%	24,278,374	180,909	2.96%

Noninterest-Earning assets:
Cash and due from banks	149,472			152,349			211,958
Premises and equipment	223,245			223,880			226,319
Other assets	1,488,684			1,545,812			1,677,028
Less: ACL - loans(2)	(270,276)			(261,003)			(257,143)
Total Assets	$26,386,355			$26,357,095			$26,136,536

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-Bearing liabilities:
Demand deposits	$5,479,443	$4,589	0.33%	$5,708,059	$1,886	0.13%	$5,933,780	$756	0.05%
Savings deposits	6,466,775	11,539	0.71%	6,681,713	3,414	0.20%	6,413,638	992	0.06%
Brokered deposits	215,729	1,947	3.58%	247,105	1,346	2.16%	256,192	220	0.34%
Time deposits	1,554,885	4,302	1.10%	1,615,384	3,404	0.84%	1,756,672	3,928	0.89%
Total Interest-Bearing Deposits	13,716,832	22,377	0.65%	14,252,261	10,050	0.28%	14,360,282	5,896	0.16%

Borrowings	2,025,522	19,559	3.83%	1,359,348	8,060	2.38%	1,097,095	6,216	2.29%
Total Interest-Bearing Liabilities	15,742,354	41,936	1.06%	15,611,609	18,110	0.47%	15,457,377	12,112	0.31%

Noninterest-Bearing liabilities:
Demand deposits	7,310,824			7,535,791			7,516,656
Other	844,029			605,638			449,305
Total Liabilities	23,897,207			23,753,038			23,423,338
Total Deposits/Cost of Deposits	21,027,656		0.42%	21,788,052		0.18%	21,876,938		0.11%
Total interest-bearing liabilities and non-interest bearing deposits ("Cost of Funds")	23,053,178		0.72%	23,147,400		0.31%	22,974,033		0.21%

Shareholders' equity	2,489,148			2,604,057			2,713,198
Total Liabilities and Shareholders' Equity	$26,386,355			$26,357,095			$26,136,536

Net interest income/net interest margin (fully taxable equivalent)		230,221	3.69%		219,552	3.54%		168,797	2.77%
Tax equivalent adjustment		(4,310)			(3,970)			(3,184)
Net Interest Income		$225,911			$215,582			$165,613

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
(2) "ACL - loans" relates to the ACL specifically on "Net Loans" and does not include the ACL related to OBS credit exposures.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND BORROWINGS DETAIL (UNAUDITED):
dollars in thousands
	Three months ended					% Change from
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2022	2022	2022	2022	2021	2022	2021
Loans, by type:
Real estate - commercial mortgage	$7,696,997	$7,566,259	$7,340,417	$7,294,914	$7,157,906	1.7%	7.5%
Commercial and industrial	4,347,406	4,201,399	4,040,587	3,986,900	3,898,559	3.5%	11.5%
Real estate - residential mortgage	4,643,784	4,485,649	4,052,666	3,887,428	3,773,156	3.5%	23.1%
Real estate - home equity	1,106,325	1,099,487	1,118,494	1,106,319	1,122,042	0.6%	(1.4)%
Real estate - construction	1,209,998	1,268,590	1,188,932	1,137,649	1,117,592	(4.6)%	8.3%
Consumer	679,108	604,634	485,095	471,129	462,346	12.3%	46.9%
Equipment lease financing	255,291	252,810	253,659	236,388	238,349	1.0%	7.1%
Other(1)	40,075	35,823	42,476	36,277	15,558	11.9%	N/M
Net loans before PPP	19,978,984	19,514,651	18,522,326	18,157,004	17,785,508	2.4%	12.3%
PPP	25,529	49,174	114,849	226,114	435,042	(48.1)%	(94.1)%
Total Net Loans	$20,004,513	$19,563,825	$18,637,175	$18,383,118	$18,220,550	2.3%	9.8%

Deposits, by type:
Noninterest-bearing demand	$7,310,824	$7,535,791	$7,647,618	$7,431,235	$7,516,656	(3.0)%	(2.7)%
Interest-bearing demand	5,479,443	5,708,059	5,597,975	5,664,987	5,933,780	(4.0)%	(7.7)%
Savings	6,466,775	6,681,713	6,425,634	6,436,548	6,413,638	(3.2)%	0.8%
Total demand and savings	19,257,042	19,925,563	19,671,227	19,532,770	19,864,074	(3.4)%	(3.1)%
Brokered	215,729	247,105	244,200	250,350	256,192	(12.7)%	(15.8)%
Time	1,554,885	1,615,384	1,608,286	1,697,063	1,756,672	(3.7)%	(11.5)%
Total Deposits	$21,027,656	$21,788,052	$21,523,713	$21,480,183	$21,876,938	(3.5)%	(3.9)%

Borrowings, by type:
Federal funds purchased	$261,737	$96,965	$2,857	$—	$—	N/M	N/M
Federal Home Loan Bank advances	564,692	206,152	—	—	—	N/M	N/M
Senior debt and subordinated debt	539,550	554,735	555,701	608,961	622,108	(2.7)%	(13.3)%
Other borrowings	659,543	501,496	445,261	424,854	474,987	31.5%	38.9%
Total Borrowings	$2,025,522	$1,359,348	$1,003,819	$1,033,815	$1,097,095	49.0%	84.6%

(1) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Year Ended December 31
	2022			2021
	Average		Yield/	Average		Yield/
	Balance	Interest(1)	Rate	Balance	Interest(1)	Rate
ASSETS

Interest-earning assets:
Net loans	$19,152,740	$765,603	4.00%	$18,627,787	$644,387	3.46%
Investment securities	4,364,627	106,115	2.43%	3,673,250	86,325	2.35%
Loans held for sale	14,974	866	5.78%	39,211	1,302	3.32%
Other interest-earning assets	814,731	7,249	0.89%	2,014,954	3,694	0.18%
Total Interest-Earning Assets	24,347,072	879,833	3.61%	24,355,202	735,708	3.02%

Noninterest-Earning assets:
Cash and due from banks	156,050			165,942
Premises and equipment	220,982			228,708
Other assets	1,505,277			1,686,053
Less: ACL - loans(2)	(257,897)			(265,572)
Total Assets	$25,971,484			$26,170,333

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-Bearing liabilities:
Demand deposits	$5,593,942	$8,219	0.15%	$5,979,479	$3,662	0.06%
Savings deposits	6,458,165	16,642	0.26%	6,306,967	4,936	0.08%
Brokered deposits	262,359	4,097	1.56%	286,901	1,096	0.38%
Time deposits	1,617,804	14,871	0.92%	1,939,446	20,311	1.05%
Total Interest-Bearing Deposits	13,932,270	43,829	0.31%	14,512,793	30,005	0.21%

Total borrowings	1,358,357	39,375	2.89%	1,297,963	29,677	2.29%
Total Interest-Bearing Liabilities	15,290,627	83,204	0.54%	15,810,756	59,682	0.38%

Noninterest-Bearing liabilities:
Demand deposits	7,522,304			7,211,153
Other	598,230			462,478
Total Liabilities	23,411,161			23,484,387
Total Deposits/Cost of Deposits	21,454,574		0.20%	21,723,946		0.14%
Total interest-bearing liabilities and non-interest bearing deposits ("Cost of Funds")	22,812,931		0.36%	23,021,909		0.26%

Shareholders' equity	2,560,323			2,685,946
Total Liabilities and Shareholders' Equity	$25,971,484			$26,170,333

Net interest income/net interest margin (fully taxable equivalent)		796,629	3.27%		676,026	2.78%
Tax equivalent adjustment		(14,995)			(12,296)
Net Interest Income		$781,634			$663,730

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
(2) "ACL - loans" relates to the ACL specifically on "Net Loans" and does not include the ACL related to OBS credit exposures.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND BORROWINGS DETAIL (UNAUDITED):
dollars in thousands

	Year Ended December 31
	2022	2021	% Change
Loans, by type:
Real estate - commercial mortgage	$7,523,806	$7,149,712	5.2%
Commercial and industrial	4,126,916	3,932,351	4.9%
Real estate - residential mortgage	4,261,527	3,501,072	21.7%
Real estate - home equity	1,101,142	1,141,042	(3.5)%
Real estate - construction	1,178,550	1,078,350	9.3%
Consumer	569,305	456,427	24.7%
Equipment lease financing	249,595	252,104	(1.0)%
Other(1)	38,682	(3,776)	N/M
Net loans before PPP	19,049,523	17,507,282	8.8%
PPP	103,217	1,120,505	(90.8)%
Total Net Loans	$19,152,740	$18,627,787	2.8%

Deposits, by type:
Noninterest-bearing demand	$7,522,304	$7,211,153	4.3%
Interest-bearing demand	5,593,942	5,979,479	(6.4)%
Savings	6,458,165	6,306,967	2.4%
Total demand and savings	19,574,411	19,497,599	0.4%
Brokered	262,359	286,901	(8.6)%
Time	1,617,804	1,939,446	(16.6)%
Total Deposits	$21,454,574	$21,723,946	(1.2)%

Borrowings, by type:
Federal funds purchased	$91,125	$—	N/M
Federal Home Loan Bank advances	194,295	126,677	53.4%
Senior debt and subordinated debt	564,337	657,386	(14.2)%
Other borrowings	508,600	513,900	(1.0)%
Total Borrowings	$1,358,357	$1,297,963	4.7%

N/M - Not meaningful
(1) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three months ended					Year Ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Dec 31	Dec 31
	2022	2022	2022	2022	2021	2022	2021
Allowance for credit losses related to net loans:
Balance at beginning of period	$266,838	$248,564	$243,705	$249,001	$256,727	$249,001	$277,567

CECL Day 1 provision expense	—	7,954	—	—	—	7,954	—

Initial purchased credit deteriorated loans	—	1,135	—	—	—	1,135	—

Loans charged off:
Commercial and industrial	(179)	(1,783)	(201)	(227)	(9,417)	(2,390)	(15,337)
Real estate - commercial mortgage	(12,235)	(86)	—	(152)	(369)	(12,473)	(8,726)
Consumer and home equity	(1,311)	(1,172)	(877)	(1,052)	(828)	(4,412)	(3,309)
Real estate - residential mortgage	—	—	(66)	—	—	(66)	(1,290)
Real estate - construction	—	—	—	—	—	—	(39)
Equipment lease financing and other	(505)	(683)	(474)	(469)	(380)	(2,131)	(2,251)
Total loans charged off	(14,230)	(3,724)	(1,618)	(1,900)	(10,994)	(21,472)	(30,952)
Recoveries of loans previously charged off:
Commercial and industrial	961	2,213	739	1,980	5,795	5,893	9,587
Real estate - commercial mortgage	183	29	3,536	112	1,007	3,860	2,474
Consumer and home equity	683	682	762	454	767	2,581	2,345
Real estate - residential mortgage	10	101	92	222	89	425	375
Real estate - construction	530	—	12	32	77	574	1,412
Equipment lease financing and other	132	247	226	154	283	759	953
Recoveries of loans previously charged off	2,499	3,272	5,367	2,954	8,018	14,092	17,146
Net loans recovered (charged off)	(11,731)	(452)	3,749	1,054	(2,976)	(7,380)	(13,806)
Provision for credit losses	14,259	9,637	1,110	(6,350)	(4,750)	18,656	(14,760)
Balance at end of period	$269,366	$266,838	$248,564	$243,705	$249,001	$269,366	$249,001
Net (recoveries) charge offs to average loans	0.23%	0.01%	(0.08)%	(0.02)%	0.07%	0.04%	0.07%

Provision for credit losses related to OBS Credit Exposures
Provision for credit losses	$254	$1,367	$390	($600)	($250)

NON-PERFORMING ASSETS:
Non-accrual loans	$144,443	$178,204	$162,530	$136,799	$143,666
Loans 90 days past due and accruing	27,463	14,559	11,016	24,182	8,453
Total non-performing loans	171,906	192,763	173,546	160,981	152,119
Other real estate owned	5,790	5,877	4,786	2,014	1,817
Total non-performing assets	$177,696	$198,640	$178,332	$162,995	$153,936

NON-PERFORMING LOANS, BY TYPE:
Commercial and industrial	$28,288	$29,831	$44,713	$30,193	$30,629
Real estate - commercial mortgage	72,634	96,281	59,940	64,190	54,044
Real estate - residential mortgage	46,509	41,597	42,922	39,308	39,399
Consumer and home equity	9,800	10,016	10,552	11,465	11,505
Real estate - construction	1,368	1,456	1,357	672	901
Equipment lease financing and other	13,307	13,582	14,062	15,153	15,641
Total non-performing loans	$171,906	$192,763	$173,546	$160,981	$152,119

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
(dollars in thousands, except per share data and percentages)

Explanatory note:	This press release contains supplemental financial information, as detailed below, that has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:
	Three months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2022	2022	2022	2022	2021
Operating net income available to common shareholders
Net income available to common shareholders	$79,271	$68,309	$67,427	$61,726	$59,325
Plus: Core deposit intangible amortization	514	514	—	—	—
Plus: Merger-related expenses	1,894	7,006	1,027	401	—
Plus: CECL Day 1 Provision expense	—	7,954	—	—	—
Less: Tax impact of adjustments	(506)	(3,250)	(216)	(84)	—
Operating net income available to common shareholders (numerator)	$81,173	$80,533	$68,238	$62,043	$59,325

Weighted average shares (diluted) (denominator)	169,136	168,781	162,075	161,911	162,355

Operating net income available to common shareholders, per share (diluted)	$0.48	$0.48	$0.42	$0.38	$0.37

Common shareholders' equity (tangible), per share
Shareholders' equity	$2,579,757	$2,471,159	$2,471,093	$2,569,535	$2,712,680
Less: Preferred stock	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Less: Goodwill and intangible assets	(560,824)	(561,495)	(537,700)	(537,877)	(538,053)
Tangible common shareholders' equity (numerator)	$1,826,055	$1,716,786	$1,740,515	$1,838,780	$1,981,749

Shares outstanding, end of period (denominator)	167,599	167,399	161,057	160,669	160,490

Common shareholders' equity (tangible), per share	$10.90	$10.26	$10.81	$11.44	$12.35

Operating return on average assets
Net income	$81,833	$70,871	$69,989	$64,288	$61,887
Plus: Core deposit intangible amortization	514	514	—	—	—
Plus: Merger-related expenses	1,894	7,006	1,027	401	—
Plus: CECL Day 1 Provision expense	—	7,954	—	—	—
Less: Tax impact of adjustments	(506)	(3,250)	(216)	(84)	—
Operating net income (numerator)	$83,735	$83,095	$70,800	$64,605	$61,887

Total average assets (denominator)	$26,386,355	$26,357,095	$25,578,432	$25,622,462	$26,136,536

Operating return on average assets	1.26%	1.25%	1.11%	1.02%	0.94%

Return on average common shareholders' equity (tangible)
Net income available to common shareholders	$79,271	$68,309	$67,427	$61,726	$59,325
Plus: Intangible amortization	688	690	177	176	146
Plus: Merger-related expenses	1,894	7006	1027	401	—
Plus: CECL Day 1 Provision expense	—	7,954	—	—	—
Less: Tax impact of adjustments	(542)	(3,287)	(253)	(122)	(32)
Operating net income available to common shareholders (numerator)	$81,311	$80,672	$68,378	$62,181	$59,439

Average shareholders' equity	$2,489,148	$2,604,057	$2,531,346	$2,688,834	$2,713,198
Less: Average preferred stock	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Less: Average goodwill and intangible assets	(561,219)	(562,285)	(537,786)	(537,976)	(536,638)
Average tangible common shareholders' equity (denominator)	$1,735,051	$1,848,894	$1,800,682	$1,957,980	$1,983,682

Return on average common shareholders' equity (tangible)	18.59%	17.31%	15.23%	12.88%	11.89%

	Three months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2022	2022	2022	2022	2021
Tangible common equity to tangible assets (TCE Ratio)
Shareholders' equity	$2,579,757	$2,471,159	$2,471,093	$2,569,535	$2,712,680
Less: Preferred stock	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Less: Goodwill and intangible assets	(560,824)	(561,495)	(537,700)	(537,877)	(538,053)
Tangible common shareholders' equity (numerator)	$1,826,055	$1,716,786	$1,740,515	$1,838,780	$1,981,749

Total assets	$26,931,702	$26,146,042	$25,252,686	$25,598,310	$25,796,398
Less: Goodwill and intangible assets	(560,824)	(561,495)	(537,700)	(537,877)	(538,053)
Total tangible assets (denominator)	$26,370,878	$25,584,547	$24,714,986	$25,060,433	$25,258,345

Tangible common equity to tangible assets	6.92%	6.71%	7.04%	7.34%	7.85%

Tangible common equity to tangible assets (TCE Ratio) excluding AOCI
Shareholders' equity	$2,579,757	$2,471,159	$2,471,093	$2,569,535	$2,712,680
Less: Preferred stock	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Less: Accumulated other comprehensive income (loss)	(385,476)	(442,947)	(304,210)	(158,855)	27,411
Less: Goodwill and intangible assets	(560,824)	(561,495)	(537,700)	(537,877)	(538,053)
Tangible common shareholders' equity (numerator)	$2,211,531	$2,159,733	$2,044,725	$1,997,635	$1,954,338

Total assets	$26,931,702	$26,146,042	$25,252,686	$25,598,310	$25,796,398
Less: Goodwill and intangible assets	(560,824)	(561,495)	(537,700)	(537,877)	(538,053)
Plus: AOCI - unrealized losses/(gains) on AFS investments securities	632,456	368,196	249,424	112,965	(40,444)
Total tangible assets (denominator)	$27,003,334	$25,952,743	$24,964,410	$25,173,398	$25,217,901

Tangible common equity to tangible assets, excluding AOCI	8.19%	8.32%	8.19%	7.94%	7.75%

Efficiency ratio
Non-interest expense	$168,462	$169,558	$149,730	$145,978	$154,019
Less: Amortization of tax credit investments	(696)	(696)	(696)	(696)	(1,547)
Less: Merger-related expenses	(1,894)	(7,006)	(1,027)	(401)	—
Less: Intangible amortization	(688)	(690)	(177)	(176)	(146)
Less: Debt extinguishment costs	—	—	—	—	(674)
Non-interest expense (numerator)	$165,184	$161,166	$147,830	$144,705	$151,652

Net interest income	$225,911	$215,582	$178,831	$161,310	$165,613
Tax equivalent adjustment	4,310	3,970	3,427	3,288	3,184
Plus: Total non-interest income	54,321	59,162	58,391	55,256	63,881
Less: Investment securities (gains) losses, net	1	53	(8)	(19)	(5)
Total revenue (denominator)	$284,543	$278,767	$240,641	$219,835	$232,673

Efficiency ratio	58.1%	57.8%	61.4%	65.8%	65.2%

Operating non-interest expenses to total average assets
Non-interest expense	$168,462	$169,558	$149,730	$145,978	$154,019
Less: Amortization of tax credit investments	(696)	(696)	(696)	(696)	(1,547)
Less: Intangible amortization	(688)	(690)	(177)	(176)	(146)
Less: Merger-related expenses	(1,894)	(7,006)	(1,027)	(401)	—
Less: Debt extinguishment costs	—	—	—	—	(674)
Non-interest expense (numerator)	$165,184	$161,166	$147,830	$144,705	$151,652

Total average assets (denominator)	$26,386,355	$26,357,095	$25,578,432	$25,622,462	$26,136,536

Operating non-interest expenses to total average assets	2.48%	2.43%	2.32%	2.29%	2.30%

	Three months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2022	2022	2022	2022	2021
Asset Quality, excluding PPP
Net loans recovered (charged-off) (numerator)	$(11,731)	$(452)	$3,749	$1,054	$(2,976)

Average net loans	$20,004,513	$19,563,825	$18,637,175	$18,383,118	$18,220,550
Less: Average PPP loans	(25,529)	(49,174)	(114,849)	(226,114)	(435,042)
Total adjusted average loans (denominator)	$19,978,984	$19,514,651	$18,522,326	$18,157,004	$17,785,508

Net charge-offs (recoveries) to adjusted average loans	0.23%	0.01%	(0.08)%	(0.02)%	0.07%

Non-performing loans (numerator)	$171,906	$192,763	$173,546	$160,981	$152,119

Net loans	$20,279,547	$19,695,199	$18,920,950	$18,476,119	$18,325,350
Less: PPP loans	(20,398)	(32,090)	(72,423)	(164,277)	(301,253)
Total adjusted loans (denominator)	$20,259,149	$19,663,109	$18,848,527	$18,311,842	$18,024,097

Non-performing loans to total adjusted loans	0.85%	0.98%	0.92%	0.88%	0.84%

ACL - loans (numerator)	$269,366	$266,838	$248,564	$243,705	$249,001

Net loans	$20,279,547	$19,695,199	$18,920,950	$18,476,119	$18,325,350
Less: PPP loans	(20,398)	(32,090)	(72,423)	(164,277)	(301,253)
Total adjusted loans (denominator)	$20,259,149	$19,663,109	$18,848,527	$18,311,842	$18,024,097

ACL - loans to total adjusted loans	1.33%	1.36%	1.32%	1.33%	1.38%

Pre-provision net revenue
Net interest income	$225,911	$215,582	$178,831	$161,310	$165,613
Non-interest income	54,321	59,162	58,391	55,256	63,881
Less: Investment securities (gains) losses, net	1	53	(8)	(19)	(5)
Total revenue	$280,233	$274,797	$237,214	$216,547	$229,489

Non-interest expense	$168,462	$169,558	$149,730	$145,978	$154,019
Less: Amortization on tax credit investments	(696)	(696)	(696)	(696)	(1,547)
Less: Merger-related expenses	(1,894)	(7,006)	(1,027)	(401)	—
Less: Intangible amortization	(688)	(690)	(177)	(176)	(146)
Less: Debt extinguishment	—	—	—	—	(674)
Total non-interest expense	$165,184	$161,166	$147,830	$144,705	$151,652

Pre-provision net revenue	$115,049	$113,631	$89,384	$71,842	$77,837

Note: numbers may not sum due to rounding.